PIMCO Funds

Supplement dated May 17, 2024 to the

Municipal Value Funds Prospectus dated July 31, 2023, as supplemented from time to time and to the Statement of Additional Information dated July 31, 2023, as supplemented from time to time

Disclosure Related to the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund (each, a “Fund” and collectively, the “Funds”)

Effective August 1, 2024, the advisory fee for each class of shares of each Fund, stated as a percentage of the Fund’s average daily net assets, will decrease by 0.03%. This advisory fee decrease will result in the Management Fees decreasing by 0.03% for each class of shares of the Funds.

In addition, each Fund’s current contractual advisory fee waiver of 0.03% of the average daily net assets of the Fund, in effect through July 31, 2024, will not be renewed.

Investors Should Retain This Supplement for Future Reference

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